UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

---------------------------

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 1, 2007

NORTH PITTSBURGH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-13716 (Commission File Number)	25-1485389 (I.R.S. Employer Identification Number)

4008 Gibsonia Road, Gibsonia, Pennsylvania (address of principal executive offices)	15044-9311 (Zip Code)

Registrant's telephone number, including area code: (724) 443-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act

X	Soliciting material pursuant to Rule 14a–12 under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act

❑	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act

Item 8.01.  Other Events

On July 1, 2007, North Pittsburgh Systems, Inc. (the “Company”) and Consolidated Communications Holdings, Inc. (“Consolidated”) entered into an Agreement and Plan of Merger.  A copy of the press release issued jointly by the Company and Consolidated on July 2, 2007 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also attached as Exhibits 99.2 though 99.5 hereto, respectively, are letters from Harry R. Brown, President and Chief Executive Officer of the Company, to customers of the Company’s operating subsidiaries, and a letter from Mr. Brown to employees, each dated July 2, 2007.

Item 9.01.  Exhibits

99.1           Press release dated July 2, 2007.

99.2           Letter to customers of Pinnatech, Inc., dated July 2, 2007

99.3           Letter to customers of Penn Telecom, Inc., dated July 2, 2007

99.4           Letter to customers of North Pittsburgh Telephone Company, dated July 2, 2007

99.5           Letter to employees, dated July 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH PITTSBURGH SYSTEMS, INC.

Date: July 2, 2007	/s/ Matthew D. Poleski
Name: Matthew D. Poleski
Title: Vice President, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number   Description

99.1           Press release dated July 2, 2007.

99.2           Letter to customers of Pinnatech, Inc., dated July 2, 2007

99.3           Letter to customers of Penn Telecom, Inc., dated July 2, 2007

99.4           Letter to customers of North Pittsburgh Telephone Company, dated July 2, 2007

99.5           Letter to employees, dated July 2, 2007